EXHIBIT 99.1
                          FIRST SUPPLEMENTAL INDENTURE


                             CONN FUNDING II, L.P.,
                                    as Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                           ---------------------------

                               Asset Backed Notes
                              (Issuable in Series)


                          FIRST SUPPLEMENTAL INDENTURE

                           ---------------------------



                          Dated as of October 29, 2004

                           ---------------------------

This FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of October 29, 2004, is between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the "Issuer") and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (the "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings given in the Indenture (as defined below).


                                    RECITALS
WHEREAS, the Issuer and the Trustee have entered into a Base Indenture, dated as of September 1, 2002 (as amended, supplemented and otherwise modified through the date hereof (including, without limitation, by the Series 2002-A and Series 2002-B Supplements), the "Indenture"), with terms and conditions as set forth in the Indenture; and

WHEREAS, the Issuer and the Trustee desire to modify certain definitions contained in the Indenture; and

WHEREAS, Section 13.1(i) of the Base Indenture requires the consent of the Notice Persons of each Series for the execution of this First Supplemental Indenture; and

WHEREAS, Section 7.3 of the Note Purchase Agreement, dated as of September 13, 2002, among the Issuer, Conn Appliances, Inc., CAI, L.P., Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) ("Three Pillars") and SunTrust Capital Markets, Inc. (the "Administrator"), requires the consent of all of the Holders of the Series 2002-A Notes for the execution of this First Supplemental Indenture; and

WHEREAS, the consent of the Notice Persons of the Series 2002-B Notes is deemed obtained upon the satisfaction of the Rating Agency Condition; and

WHEREAS, the Rating Agency Condition has been satisfied; and

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer and the Trustee covenant and agree for the benefit of the respective Noteholders as follows:


GENERAL
This First Supplemental Indenture is supplemental to the Indenture and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

This First Supplemental Indenture shall become effective immediately upon the execution and delivery of this First Supplemental Indenture by each of the Administrator, Three Pillars, the Issuer and the Trustee.


AMENDMENTS TO THE BASE INDENTURE
     SECTION 2.01 Paragraph (l) of the definition of "Eligible Installment Contract Receivable" as set forth in Section 1.1 of the Base Indenture is hereby amended and restated in its entirety as follows:

(l) the original terms of which provide for (i) repayment in full of the amount financed or the principal balance thereof in equal monthly installments over a maximum term not to exceed 36 months and (ii) stated interest on the principal balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that the sum of (A) Installment Contract Receivables which provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) Installment Contract Receivables which provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof (including without limitation, all Cash Option Receivables) and (C) Installment Contract Receivables which provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that (I) the Outstanding Principal 13213772 02936782 Balance of all Installment Contract Receivables and Revolving Charge Receivables which
(A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof (including without limitation, all Cash Option Receivables) and (C) provide for interest or finance charges at a rate per annum of less than 18%, does not exceed 30% of the Outstanding Principal Balance of all Eligible Receivables at such time and (II) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables excluding all Cash Option Receivables, which (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof and (C) provide for interest or finance charges at a rate per annum of less than 18%, does not exceed 10% of the Outstanding Principal Balance of all Eligible Receivables at such time;


     SECTION 2.02 Paragraph (l) of the definition of "Eligible Revolving Charge Receivable" as set forth in Section 1.1 of the Base Indenture is hereby amended and restated in its entirety as follows:

(l) which arises under a Revolving Charge Account Agreement the original terms of which provide for (i) the repayment of the balance thereof with a minimum monthly payment of not less than 1/30 of the highest outstanding balance since the last date on which the outstanding balance in such account was zero and (ii) stated interest on the balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that the sum of (A) Receivable Charge Receivables which provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) Receivable Charge Receivables which provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof (including without limitation, all Cash Option Receivables) and (C) Receivable Charge Receivables which provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that (I) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables which
(A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof (including without limitation, all Cash Option Receivables) and (C) provide for interest or finance charges at a rate per annum of less than 18%, does not exceed 30% of the Outstanding Principal Balance of all Receivables at such time and (II) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables excluding all Cash Option Receivables, which (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed thirty-six months from the origination thereof and (C) provide for interest or finance charges at a rate per annum of less than 18%, does not exceed 10% of the Outstanding Principal Balance of all Eligible Receivables at such time;

AMENDMENTS TO THE SERIES
2002-A AND SERIES 2002-B SUPPLEMENTS
The definitions of "Cash Option Period" as set forth in Section 1 of each of the Series 2002-A and Series 2002-B Supplements are hereby amended by deleting the word "twelve" therein and substituting the word "thirty-six" therefor.


MISCELLANEOUS
Except as specifically modified herein, the Indenture, as heretofore amended, and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture and this First Supplemental Indenture shall not affect the rights or immunities of the Trustee under the Indenture, the Series Supplements or otherwise. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

The laws of the State of New York shall govern this First Supplemental Indenture without regard to the conflict of laws provisions thereof.

This First Supplemental Indenture may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

The Issuer reaffirms that (i) each of the representations and warranties made by it in the Indenture and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the effective date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time), (ii) no Event of Default or event which, upon notice or lapse of time or both, would result in an Event of Default with respect to the Notes has occurred and (iii) no Servicer Default or event which, upon notice or lapse of time or both, would result in a Servicer Default has occurred.



                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this First Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                         CONN FUNDING II, L.P., as Issuer

                            By: Conn Funding II GP, L.L.C.,
                                its general partner


                                         By: /s/ David R. Atnip
                                         ----------------------
                                         Name:   David R. Atnip
                                         Title:  Secretary/Treasurer

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         not in its individual capacity, but
                                         solely as Trustee


                                         By: /s/ Kristen L. Puttin
                                             ---------------------
                                         Name:   Kristen L. Puttin
                                         Title:  Corporate Trust Officer



                                         CONSENTED TO:

                                         SUNTRUST CAPITAL MARKETS, INC.


                                         By: /s/ James H. Bennison
                                             ---------------------
                                         Name:   James H. Bennison
                                         Title:  Managing Director



                                         THREE PILLARS FUNDING LLC


                                         By: /s/ Douglas K. Johnson
                                             ----------------------
                                         Name:   Douglas K. Johnson
                                         Title:   President

                              CONN FUNDING II, L.P.
                               3295 College Street
                              Beaumont, Texas 77701


                                October 29, 2004

Wells Fargo Bank,
National Association
MACN9311461
6th and Marquette
Minneapolis, Minnesota 55479
Attn: Corporate Trust Services/ Asset Backed Administration

     Re: Conn Funding II, LP. -- Asset-Backed Notes


Ladies and Gentlemen:

     Reference is made to the Base Indenture dated as of September 1, 2002 (as amended to the date hereof, the "Base Indenture"), between Conn Funding II, L.P., as Issuer (the "Issuer"), and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the "Trustee"), the Series 2002-A Supplement to the Base Indenture dated as of September 1, 2002, by and between the Issuer and the Trustee (as amended to the date hereof, the "2002-A Series Supplement"), pursuant to which the Issuer has created and issued its Asset-Backed Variable Rate Notes, Series 2002-A, and the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002, by and between the Issuer and the Trustee (as amended to the date hereof, the "2002-B Series Supplement"), pursuant to which the Issuer has created and issued its Asset-Backed Fixed Rate Notes, Series 2002-B. Capitalized terms used herein but not otherwise defined have the meaning assigned to them in the Base Indenture.

     Pursuant to Section 13.1 of the Base Indenture, we hereby instruct you, in your capacity as Trustee, to enter into the First Supplemental Indenture attached hereto as Exhibit A relating to the modification of certain definitions set forth in the Base Indenture, the 2002-A Series Supplement and the Series 2002-B Series Supplement.


                  [Remainder of Page Intentionally Left Blank]

                                Very truly yours,

                                CONN FUNDING II, L.P.,

                                By: Conn Funding II GP, LLC, its general partner


                                    By: /s/ David R. Atnip
                                        ------------------
                                        David R. Atnip
                                        Treasurer